UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2026

Date of Report (Date of earliest event reported)

Proem Acquisition Corp I

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43123	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3860 W. Northwest Hwy, Suite 470, Dallas, TX	75220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 706-9344

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	PAACU	The Nasdaq Stock Market LLC
ordinary shares, par value $0.0001 per share	PAAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share	PAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2026, the registration statement on Form S-1 (File No. 333-292217) (as amended, the “Registration Statement”) relating to the initial public offering (the “IPO”) of Proem Acquisition Corp I, a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

On February 13, 2026, the Company consummated its IPO, which consisted of 13,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $130,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement, filed with the SEC:

●	Underwriting Agreement, dated February 11, 2026, by and between the Company and Clear Street LLC, as representative of the underwriters in the IPO (“Clear Street”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	Warrant Agreement, dated February 11, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	Letter Agreement, dated February 11, 2026, by and among the Company, Proem SPAC Partners I LLC (the “Sponsor”) and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	Investment Management Trust Agreement, dated February 11, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated February 11, 2026, by and among the Company, the Sponsor and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	Private Placement Units Purchase Agreement, dated February 11, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	Administrative Services Agreement, dated February 11, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated February 11, 2026, by and among the Company and each of the officers and directors of the Company, copies of which is attached as Exhibit 10.6.1-10.6.6 hereto and incorporated herein by reference; and

As of February 13, 2026, a total of $130,000,000 of the net proceeds from the IPO and the Private Placement (as defined below), which amount included $4,550,000 in deferred underwriting commissions, was deposited into a trust account established for the benefit of the Company’s public shareholders maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to the rights of holders of ordinary shares or pre-initial business combination activity.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company consummated a private placement (the “Private Placement”) of an aggregate of 292,500 private units (the “Private Units”) to the Sponsor, at a price of $10.00 per Private Unit, generating total proceeds of $2,925,000. The Private Units are identical to the Units sold in the IPO, subject to certain limited exceptions, except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, the holders of the Private Units agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The holders of the Private Units were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities. The Private Units were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

The Company also issued in a private placement to Clear Street 97,500 Ordinary Shares upon the consummation of the Offering (the “Representative Shares”). The Representative Shares are identical to the Ordinary Shares included in the Units, except that Clear Street has agreed not to transfer, assign or sell any Representative Shares until the completion of the Company’s initial business combination. In addition, Clear Street has agreed to (i) to waive its redemption rights with respect to such Representative Shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such Representative Shares if the Company fails to complete its initial business combination within the periods of time as provided in the Amended and Restated Memorandum and Articles of Association. The Representative Shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2026, in connection with the IPO, John Wu, David Eckstein, Amarnath Thombre, and Andrey Kazakov were appointed to the board of directors of the Company (the “Board”). John Wu, David Eckstein, Amarnath Thombre, Andrey Kazakov are independent directors. Effective February 11, 2026, John Wu, David Eckstein, Amarnath Thombre, Andrey Kazakov were appointed to the Board’s Audit Committee (with David Eckstein serving as chair of the Audit Committee); and John Wu, David Eckstein, Amarnath Thombre, Andrey Kazakov were appointed to the Compensation Committee (with John Wu serving as chair of the Compensation Committee).

On February 11, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and 10.6, herewith.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and Indemnity Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.6, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On February 11, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 13, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 11, 2026, by and between the Company and Clear Street, as representative of the underwriters
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated February 11, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated February 11, 2026, by and among the Company, the Sponsor and the officers and directors of the Company
10.2	Investment Management Trust Agreement, dated February 11, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
10.3	Registration Rights Agreement, dated February 11, 2026, by and among the Company, the Sponsor, and certain security holders of the Company
10.4	Private Placement Unit Purchase Agreement, dated February 11, 2026, by and between the Company and the Sponsor
10.5	Administrative Services Agreement, dated February 11, 2026, by and between the Company and the Sponsor
10.6.1	Indemnity Agreement, dated February 11, 2026, by and between the Company and Imran Khan
10.6.2	Indemnity Agreement, dated February 11, 2026, by and between the Company and Greg Pearson
10.6.3	Indemnity Agreement, dated February 11, 2026, by and between the Company and John Wu
10.6.4	Indemnity Agreement, dated February 11, 2026, by and between the Company and David Eckstein
10.6.5	Indemnity Agreement, dated February 11, 2026, by and between the Company and Amarnath Thombre
10.6.6	Indemnity Agreement, dated February 11, 2026, by and between the Company and Andrey Kazakov
99.1	Press Release Dated February 11, 2026
99.2	Press Release Dated February 13, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2026

Proem Acquisition Corp I

	By:	/s/ Imran Khan
	Name:	Imran Khan
	Title:	Chief Executive Officer

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